UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

Item 1. Reports to Shareholders.

DECEMBER 31, 2017

2017 Annual
Review and Report to Shareholders

Royce Capital Fund–
Micro-Cap Portfolio

Royce Capital Fund–
Small-Cap Portfolio

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Annual Report to Shareholders

Managers’ Discussions of Fund Performance and Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio	6

Royce Capital Fund–Small-Cap Portfolio	12

Financial Statements	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	25

Understanding Your Fund’s Expenses	26

Trustees and Officers	27

Notes to Performance and Other Important Information	28

This page is not part of the Royce Capital Fund 2017 Annual Report to Shareholders

Letter to Our Shareholders

A GOOD YEAR, A PUZZLING PATTERN
A good year for equities, 2017 also looked a little strange at first...
It was a terrific year for stocks in 2017 up and down the asset class scale and across much of the globe. Yet it was also a seemingly odd year, and it played out much differently than we thought it would. A second consecutive year of double-digit returns for small-cap stocks, with the Russell 2000 Index gaining 14.6% in 2017,[1] was more than welcome, of course, even as returns also defied what we would have anticipated against the backdrop of a rapidly growing domestic economy and a rebounding global one. While large-cap’s relatively higher returns in 2017 made sense to us in this context, we also expected that small-cap would draw the bulk of its strength from cyclicals and value stocks in this healthy environment. So we were surprised to see certain growth and defensive stocks take the lead early in 2017 after lagging—in some cases significantly—in 2016, a year that marked its own significant (and in our view favorable) leadership reversals to cyclicals and value. Over the last three years, then, we have transitioned from 2015’s very narrow, growth-led market to 2016’s broader move driven by cyclicals and value stocks to 2017, in which growth reasserted leadership while value lagged significantly.
At first, we chalked up this apparent oddity to the market’s long history of refusing to behave in a logical fashion, at least over the short term. As we parsed the data more closely, however, we were able to more accurately decode what happened. First, the advantages enjoyed by growth stocks and defensives within the Russell 2000 came disproportionately from Health Care, which rose 35.5% in 2017, making it by far the best-performing sector within the small-cap index. Rising more than 50%, biotechnology was particularly strong, bouncing back from a corrective phase in 2016 while pharmaceuticals also made an impressive recovery, climbing 37.2%. In aggregate, five of the six industry groups that comprise the Health Care sector in the Russell 2000 outpaced the overall index in 2017.

It was a terrific year for stocks in 2017 up and down the asset class scale and across much of the globe.

      Following Health Care, however, were four sectors in more cyclical areas, each of which also beat the small-cap index: Consumer Discretionary (+15.6%), Industrials (+19.8%), Information Technology (+17.4%), and Materials (+16.7%). Among the index’s

[1] It was also the first calendar year since its 1978 inception in which the small-cap index posted a return between 6% and 16%.

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LETTER TO OUR SHAREHOLDERS

largest sectors, tech is also arguably its most diverse, embracing a mix of cyclical growth and value companies. Two of its more growth-oriented industries—Internet software & services (+28.4%) and software (+27.3%)—did very well while two of its more cyclical industries—electronic equipment, instruments & components (+23.9%) and semiconductors & semiconductor equipment (+15.2%)—also had index-beating returns in 2017.
      What, then, contributed most to the odd disparity in small-cap results between cyclicals and defensives, value and growth? An underwhelming, low single-digit performance from banks was arguably the major factor. Slotted in the Financials sector, banks had a weighting just shy of 11% in the Russell 2000 at year-end, larger than six of the 11 sectors in the index, which gives their performance a meaningful impact. (In the Russell 2000 Value Index, their weighting was just shy of 20% at year-end—larger than any other sector in the style index.) Anemic returns for small-cap banks thus played a major role in relative disadvantages for both cyclicals and value. We find the following illustration especially revealing: defensives were up 20.0% in 2017 versus 12.7% for cyclicals. With banks, biotechnology, and pharmaceuticals excluded, however, cyclicals showed better absolute and relative performance—up 15.0% versus 11.4% for defensives.

A Different Picture Emerges Ex-Outliers 2017 Russell 2000 Cyclical vs Defensive Sector Returns

Cyclical and Defensive are defined as follows: Cyclical: Consumer Discretionary, Energy, Financials, Industrials. Defensive: Consumer Staples, Health Care, Real Estate, Telecommunication Services, Utilities.

We think this outlier-excluding comparison goes a long way toward explaining why results for cyclicals versus defensives and value versus growth at first glance looked so strange in a period of economic acceleration.
ARE SMALL-CAPS POISED FOR ANOTHER SHIFT?
After an encouraging 4Q17, can small-cap cyclicals take the lead going forward?
Being narrower, growth-led markets typically create challenges for active managers, who tend to embrace a wider swath of companies. So it was not surprising that results for domestic active small-cap strategies were more varied, and we were pleased to see a number of market-beating performances for a select number of approaches. No doubt, the intertwined effect of strong absolute and relative results for certain cyclical sectors and vibrant global economic growth was the dominant factor. So while active strategies faced crosscurrents during the year as investors revisited more speculative issues, they were also bolstered by the expanding global economy.
      This raises the question of when and how—even if—the market’s response to the quickening pace of global growth will mark a more pronounced shift to cyclicals. A clue may have been found in a reversal that occurred in the fourth quarter, when small-cap cyclicals enjoyed higher returns than defensives, which is typically the case in a growing economy. After trailing through the first three quarters of 2017, small-cap cyclicals advanced 3.9% while defensive stocks were up 1.9% (and the Russell 2000 was up 3.3%). Going forward, we expect investors to increasingly focus on individual company attributes, especially cyclical exposure and company-specific risks. Our view is that this performance pattern should extend into 2018.

WHEN IT COMES TO SMALL-CAP, IT’S THE COMPANIES, NOT THE INDEXES
Its high valuation makes the Russell 2000 Index look risky, but numerous opportunities can still be found in small-cap
Based on this view, we believe the opportunity for small-cap investors is not the index itself or the broader asset class as a whole—it’s in select companies in the asset class. In a similar vein, we think that investors should lower their expectations for overall small-cap returns—which is why we believe selectivity has been so critical of late, and why we are increasingly convinced that it will remain so in 2018. Both the lofty state of small-cap valuations at the end of 2017 and recent performance patterns suggest that returns are unlikely to stay as elevated as they have been—for the index, growth stocks, and defensives in particular, but not necessarily for certain cyclical small-caps. We suspect that success

2 | This page is not part of the Royce Capital Fund 2017 Annual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

over the next few years will hinge on making careful selections and maintaining discipline—in essence, the time-honored argument for the importance of active small-cap management.
A look at five-year results for the Russell 2000 and Russell 2000 Growth best clarifies our thinking, as both exceeded their long-term averages. The small-cap index’s 14.1% five-year average annual total return for the period ended December 31, 2017 ran appreciably higher than its 10.6% monthly rolling five-year average since inception (12/31/78). The spread was even more pronounced for growth—a 15.2% five-year average annual total return for the same period versus its 8.6% monthly rolling five-year average since inception. These higher-than-average returns simply do not look sustainable to us over the long run. To be sure, while we are optimistic about the prospects for select small-cap companies, we remain firm believers in reversion to the mean for the index.

Latest Returns Much Higher Than History

      For context, we invite investors to consider how the metrics for the Russell 2000 stack up compared to a fundamentally strong small-cap business with positive earnings and healthy cash flows from operations. At the end of 2017, more than 34% of the companies in the small-cap index had no earnings compared to only 25% at the end of 2007. The index in aggregate also had higher leverage than it did 10 years ago: at the end of 2017, the weighted average long-term debt to capital ratio2 for the Russell 2000 was 35% versus 29% at the end of 2007. Add to all this the fact that small-caps have not seen a pullback greater than 6.4% for nearly two years dating back to the last small-cap trough on February 11, 2016, and the Russell 2000 looks very risky to us, especially compared to the opportunities to be found in individual small-cap businesses. From our perspective as small-cap specialists, all of this makes a small-cap correction look increasingly likely in 2018. Financially sound companies with growing earnings and modest valuations look far better positioned to us for the kind of lower-return market we are anticipating. Our expectation for annual small-cap returns falls in the 5-7% range over the intermediate term. It’s also worth noting that five-year periods in the zone of 5-10% for the small-cap index have been those with the biggest outperformance spread for active managers.
      Two other points are worth emphasizing. The first is to offer a seemingly counterintuitive word of caution about the expanding global economy. As excited as we are about the current period of synchronized global growth, we have also observed that Main Street and Wall Street do not always walk hand in hand. Market cycles and economic cycles are different animals. As economic news continues to improve, there is no guarantee that the market will match its pace. Ultimately, we see global growth as a positive for stocks. But the market may well deviate from what the economy is doing in the months ahead (which is fairly typical) as investors try to sort things out after an almost 10-year bull market for large-caps and a nearly two-year upswing for small-caps.
Our second point is to highlight the enormity and diversity of the U.S. small-cap universe. This goes beyond the more than 2,200 publicly traded companies with market capitalizations between $100 million and $3 billion. It also pertains to performance and valuation. For example, the top two deciles of the Russell 2000 were up 121% and 51% in 2017, while the bottom two fell 55% and 28%. Given such wide dispersion, we believe that we can always find long-term opportunities.

Divergence: Russell 2017 Returns

[2] Long-term debt to capital is calculated by dividing a company’s long-term debt by its total capital.

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LETTER TO OUR SHAREHOLDERS

THE SMALL-CAP OPPORTUNITY:
GLOBAL GROWTH IN CYCLICALS
We see leadership coming from small-caps in economically sensitive industries that blend profitability, relatively attractive valuation, and global exposure
As confidence in the economy solidifies, the mounting importance of earnings growth or recovery should benefit cyclicals—small-caps in particular—as it has in the past. Cyclicals have historically done best in exactly the kind of economic environment in which we now find ourselves. Valuations for small-cap cyclicals also look more attractive relative to defensives. Moreover, it seems that the end has come for the extended, 30-year bull market for bonds. Being far less yield sensitive, cyclicals should face fewer headwinds as rates rise.

Go Global 2017 Russell 2000 Returns by Percent of Foreign Sales

We think investors should be focusing on these matters rather than tax cuts or high valuations for indexes. While the reduced corporate tax rate is an undeniable benefit for small-caps, its positive effect is only lasting insofar as it encourages productive capital investment and allocation (the key, in our view, to creating additional growth beyond the reduced rate). As small-cap specialists, we see the accelerating global economy as the more significant development.

Equity Indexes as of December 31, 2017 (%)
	1-YR	3-YR	5-YR	10-YR

Russell 2000	14.65	9.96	14.12	8.71

Russell 2000 Value	7.84	9.55	13.01	8.17

Russell 2000 Growth	22.17	10.28	15.21	9.19

Russell Midcap	18.52	9.58	14.96	9.11

Russell Microcap	13.17	8.91	14.29	7.68

Russell Global ex-U.S. Small Cap	30.49	11.27	9.25	3.89

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6. Past performance is no guarantee of future results.

Indeed, its effects can already be seen when one looks more closely at 2017’s returns. Companies in the Russell 2000 with no foreign sales were up 12% while those with foreign sales of 30% or greater advanced 19%.
So we enter 2018 with a measured confidence, charting a middle course between bullishness and bearishness. Our expectation is for positive small-cap returns that are nonetheless likely to be lower than their long-term historical average. We believe that small-cap performance will be driven by three factors: a preference for profitability, relatively lower valuations for both cyclicals and value stocks, and burgeoning economic strength at home and abroad. Together, these support the leadership case for small-cap companies with global exposure in cyclical industries that also possess quality in the form of high returns on invested capital. Russell 2000 companies with the highest ROIC did quite well in 2017, in fact. These kinds of businesses look best positioned to benefit from increasing economic growth—even in the event of a pullback. With selectivity and discipline being the keys, we see the opportunity for disciplined and select active small-cap strategies to shine in 2018.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

January 31, 2018

4 | This page is not part of the Royce Capital Fund 2017 Annual Report to Shareholders

Performance and Expenses

Performance and Expenses
As of December 31, 2017
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)	ANNUAL OPERATING EXPENSES (%)

Royce Capital Fund–Micro-Cap Portfolio	5.18	3.30	5.16	3.55	8.46	9.41	9.95	1.44

Royce Capital Fund–Small-Cap Portfolio	5.38	3.98	9.36	7.28	10.33	10.35	10.70	1.09

INDEX

Russell Microcap Index	13.17	8.91	14.29	7.68	10.34	N/A	N/A	N/A

Russell 2000 Index	14.65	9.96	14.12	8.71	11.17	7.89	N/A	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Funds’ total annual operating expenses for the Investment Class as of the Funds’ most current prospectus and include management fees and other expenses.

Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 12/31/17, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. Royce Micro-Cap Portfolio’s broadly diversified portfolio does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

This page is not part of the Royce Capital Fund 2017 Annual Report to Shareholders | 5

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
In 2017, large-caps beat small-caps, small-cap growth beat value, and small-caps beat micro-caps. This created obstacles for our valuation-sensitive approach in Royce Capital Fund–Micro-Cap Portfolio. For the full year, the Fund gained 5.2%, trailing both its benchmark, the Russell Microcap Index, which rose 13.2%, and the Russell 2000 Index, which was up 14.6% for the same period. The strength of growth stocks was surprising in light of both the rebound for cyclical industries and value stocks in 2016 and the growing global economy, one in which we would typically expect these areas to lead.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s 10 equity sectors made positive contributions to performance in 2017, with Industrials leading by a sizable measure, followed by Financials, Information Technology, and Health Care. Of the three sectors that detracted, only Consumer Discretionary had a meaningful negative effect—net losses for Energy and Consumer Staples were far lower. At the industry level, machinery (Industrials) and capital markets (Financials) led decisively while specialty retail (Consumer Discretionary) and electrical equipment (Industrials) headed the list of detractors.
Relative to the Russell Microcap, the Fund suffered most in 2017 from ineffective stock picks in two sectors. In Consumer Discretionary, the problem areas were leisure products, textiles, apparel & luxury goods, and specialty retail, while in Information Technology, the electronic equipment, instruments & components group fared worst versus the benchmark. Our lower exposure to Health Care also hurt, mostly due to an underweight in high-flying biotechnology companies, though ineffective stock selection in the sector was an additional factor. Helping relative results, on the other hand, was a balanced combination in Financials, where the Fund had lower exposure to lagging banks and a higher weighting in strong performers within capital markets, such as top-10 positions Canaccord Genuity Group and Silvercrest Asset Management Group. Savvy stock selection in Energy and Real Estate was also a positive in 2017.
Capital equipment subsystem provider Ultra Clean Holdings was the Fund’s top contributor at the position level in 2017. The company gained market share through most of the year with critical OEM customers in a generally strong environment for semiconductor capital equipment spending. We were pleased to see earnings growth drive much of the rise for its stock price. Corium International manufactures transdermal patches across a wide range of applications from drug delivery to consumer products. After many years as a contract manufacturer, Corium has been developing generic drugs of its own over the past several years to leverage its delivery expertise. Results in early clinical trials were promising, which helped to send its shares higher. Internet vertical marketing and media specialist QuinStreet benefited from its management’s efforts to expand its reach beyond for-profit education into other industry verticals, including insurance and mortgages. We continued to hold a position as we believe that the firm has just begun to improve its business model.
As for those positions that detracted from calendar-year results, we sold our position in value-priced department store operator Stein Mart, the Fund’s largest detractor at the position level, in the wake of ongoing earnings and operational disappointments. Cherokee has a global business marketing and licensing numerous lifestyle brand products. Recent results were hurt by integration issues stemming from a large, transformative acquisition. We trimmed our position pending better visibility into management’s efforts to work through and resolve these challenges. We moved on from BioAmber, an industrial biotechnology company that specializes in renewable feedstocks, because of our concerns with start-up issues in a first-of-its-kind fermentation plant and the company’s tight capital structure. CUI Global offers a unique solution for measuring pipeline gas quality that’s quicker, cheaper, and more accurate than other existing technologies. A longer-than-expected delivery schedule put pressure on its shares, outweighing a respectable number of orders and a solid sales pipeline. However, we believe its technology can ultimately be monetized successfully, which led to our decision to add shares.

Top Contributors to Performance
For 2017 (%)[1]

Ultra Clean Holdings	0.80

Corium International	0.76

QuinStreet	0.72

Novanta	0.61

Rogers Corporation	0.52

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

Stein Mart	-0.55

Cherokee	-0.53

BioAmber	-0.50

CUI Global	-0.47

Neonode	-0.42

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
During the second half of the year we continued to build positions in financial companies, particularly in banks, where we believe that micro-cap names, given their domestic focus, can benefit from a more relaxed regulatory environment as well as lower corporate tax rates. Despite the repositioning, Financials remained among our largest sector underweights at the end of December. We also maintained our lower exposure to Health Care, although we have been selectively adding to positions in later-stage medical device and biotech companies that we believe have created defensible competitive positions. Our largest weightings at the end of December remained Industrials and Information Technology, with the first of these also reflecting our largest overweight.

6 | Royce Capital Fund 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)

RCM	3.42	5.18	3.30	5.16	3.55	8.46	9.41	9.95

Annual Operating Expenses: 1.44%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 12/31/17

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 60% of all 10-year periods; 60% of all 5-year periods; and 50% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	55/91	60%	6.9	6.2

5-year	91/151	60%	7.8	8.1

1-year	99/199	50%	10.5	10.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 28 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception)
as of 12/31/17 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

QAD Cl. A	1.1

Shoe Carnival	1.0

Kadant	1.0

Citi Trends	1.0

Stoneridge	0.9

Canaccord Genuity Group	0.9

CryoLife	0.9

Silvercrest Asset Management Group Cl. A	0.8

Marten Transport	0.8

Encore Wire	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.5

Information Technology	17.9

Financials	13.7

Consumer Discretionary	13.4

Health Care	7.0

Energy	6.3

Materials	4.7

Real Estate	2.1

Consumer Staples	0.7

Telecommunication Services	0.6

Miscellaneous	4.7

Cash and Cash Equivalents	8.4

Calendar Year Total Returns (%)

YEAR	RCM

2017	5.2

2016	19.7

2015	-12.5

2014	-3.6

2013	21.0

2012	7.6

2011	-12.1

2010	30.1

2009	57.9

2008	-43.3

2007	4.0

2006	21.1

2005	11.6

2004	13.8

2003	49.2

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	76	92

From 6/30/00 (Russell Microcap Inception)	88	77

Portfolio Diagnostics

Fund Net Assets	$197 million

Number of Holdings	149

2017 Annual Turnover Rate	30%

Average Market Capitalization[1]	$477 million

Weighted Average P/E Ratio[2,3]	23.8x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	79.7%

Non-U.S. Investments (% of Net Assets)	11.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Micro-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Aquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2017 Annual Report to Shareholders | 7

Schedule of Investments

Royce Capital Fund - Micro-Cap Portfolio
Common Stocks – 91.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.4%
AUTO COMPONENTS - 2.9%
Fox Factory Holding [1]	33,800	$1,313,130
Standard Motor Products	33,100	1,486,521
Stoneridge [1]	78,800	1,801,368
Unique Fabricating	147,900	1,097,418

		5,698,437

HOTELS, RESTAURANTS & LEISURE - 1.3%
Del Taco Restaurants [1]	88,200	1,068,984
Red Lion Hotels [1]	154,000	1,516,900

		2,585,884

HOUSEHOLD DURABLES - 1.1%
AV Homes [1]	70,000	1,165,500
Cavco Industries [1]	6,904	1,053,550

		2,219,050

LEISURE PRODUCTS - 2.1%
American Outdoor Brands [1]	91,800	1,178,712
MCBC Holdings [1]	73,317	1,629,104
†Nautilus [1]	96,900	1,293,615

		4,101,431

MEDIA - 0.8%
New Media Investment Group	95,000	1,594,100

SPECIALTY RETAIL - 3.7%
Build-A-Bear Workshop [1]	124,100	1,141,720
Citi Trends	72,086	1,907,396
Haverty Furniture	63,300	1,433,745
Kirkland’s [1]	67,800	811,227
Shoe Carnival	73,700	1,971,475

		7,265,563

TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Cherokee [1]	97,000	184,300
Culp	30,649	1,026,741
Vera Bradley [1]	132,600	1,615,068

		2,826,109

Total (Cost $21,109,207)		26,290,574

CONSUMER STAPLES – 0.7%
FOOD PRODUCTS - 0.7%
John B. Sanfilippo & Son	20,400	1,290,300

Total (Cost $1,002,255)		1,290,300

ENERGY – 6.3%
ENERGY EQUIPMENT & SERVICES - 4.9%
†Basic Energy Services [1]	54,500	1,279,115
Gulf Island Fabrication	92,634	1,243,612
Independence Contract Drilling [1]	310,700	1,236,586
Natural Gas Services Group [1]	55,500	1,454,100
Newpark Resources [1]	175,700	1,511,020
Profire Energy [1]	697,229	1,338,680
Total Energy Services	130,400	1,541,562

		9,604,675

OIL, GAS & CONSUMABLE FUELS - 1.4%
Ardmore Shipping [1]	197,800	1,582,400
Panhandle Oil and Gas Cl. A	59,300	1,218,615

		2,801,015

Total (Cost $10,996,595)		12,405,690

FINANCIALS – 13.7%
BANKS - 4.2%
Blue Hills Bancorp	74,500	1,497,450
Brookline Bancorp	64,200	1,007,940
Caribbean Investment Holdings [1]	1,751,547	543,916
County Bancorp	51,500	1,532,640
HarborOne Bancorp [1]	75,400	1,444,664
†Midway Investments [1,2]	1,751,577	0
TriState Capital Holdings [1]	47,572	1,094,156
†Two River Bancorp	66,500	1,205,645

		8,326,411

CAPITAL MARKETS - 4.1%
Canaccord Genuity Group	379,400	1,750,612
GAIN Capital Holdings	150,600	1,506,000
Gluskin Sheff + Associates	113,100	1,498,103
Silvercrest Asset Management Group Cl. A	103,900	1,667,595
Westwood Holdings Group	24,627	1,630,554

		8,052,864

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Waterloo Investment Holdings [1,2]	1,302,000	390,600

INSURANCE - 1.3%
Atlas Financial Holdings [1]	80,000	1,644,000
Blue Capital Reinsurance Holdings	75,292	907,268

		2,551,268

THRIFTS & MORTGAGE FINANCE - 3.9%
Beneficial Bancorp	58,240	958,048
Federal Agricultural Mortgage	17,900	1,400,496
Meridian Bancorp	65,700	1,353,420
†PCSB Financial [1]	59,300	1,129,665
†Territorial Bancorp	43,800	1,352,106
Western New England Bancorp	131,754	1,436,119

		7,629,854

Total (Cost $24,314,303)		26,950,997

HEALTH CARE – 7.0%
BIOTECHNOLOGY - 1.6%
BioSpecifics Technologies [1]	23,100	1,000,923
Progenics Pharmaceuticals [1]	164,900	981,155
Zealand Pharma [1,3]	86,058	1,177,988

		3,160,066

HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
AtriCure [1]	70,500	1,285,920
CryoLife [1]	89,889	1,721,374
Surmodics [1]	38,078	1,066,184
†Tactile Systems Technology [1,3]	48,500	1,405,530

		5,479,008

LIFE SCIENCES TOOLS & SERVICES - 1.3%
Harvard Bioscience [1]	428,568	1,414,275
†NeoGenomics [1,3]	135,300	1,198,758

		2,613,033

PHARMACEUTICALS - 1.3%
Agile Therapeutics [1]	69,400	186,686
BioDelivery Sciences International [1,3]	357,700	1,055,215
Corium International [1,3]	133,000	1,278,130
Synergetics USA (Rights) [1,2]	246,900	0

		2,520,031

Total (Cost $10,562,025)		13,772,138

INDUSTRIALS – 20.5%
AEROSPACE & DEFENSE - 1.4%
Astronics Corporation [1]	28,545	1,183,761

8 | Royce Capital Fund 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
CPI Aerostructures [1]	174,344	$1,560,379

		2,744,140

COMMERCIAL SERVICES & SUPPLIES - 1.8%
Acme United	42,665	998,361
Heritage-Crystal Clean [1]	55,134	1,199,164
Viad Corporation	24,300	1,346,220

		3,543,745

CONSTRUCTION & ENGINEERING - 0.8%
Northwest Pipe [1]	84,400	1,615,416

ELECTRICAL EQUIPMENT - 1.7%
†American Superconducter [1,3]	171,600	622,908
Encore Wire	33,900	1,649,235
LSI Industries	85,013	584,889
Revolution Lighting Technologies [1,3]	135,700	446,453

		3,303,485

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	32,900	1,130,115

MACHINERY - 8.5%
Alimak Group	87,100	1,358,895
†Exco Technologies	151,200	1,219,704
FreightCar America	79,691	1,361,122
Global Brass and Copper Holdings	39,900	1,320,690
Graham Corporation	57,320	1,199,708
Greenbrier Companies (The)	21,600	1,151,280
Kadant	19,131	1,920,752
Kornit Digital [1,3]	81,500	1,316,225
Lindsay Corporation	17,700	1,561,140
Lydall [1]	27,200	1,380,400
RBC Bearings [1]	10,022	1,266,781
Sun Hydraulics	24,500	1,584,905

		16,641,602

MARINE - 0.8%
Clarkson	38,500	1,486,511

PROFESSIONAL SERVICES - 4.1%
CRA International	25,906	1,164,475
GP Strategies [1]	52,208	1,211,226
Heidrick & Struggles International	64,100	1,573,655
Kforce	61,100	1,542,775
Navigant Consulting [1]	56,900	1,104,429
Resources Connection	101,454	1,567,464

		8,164,024

ROAD & RAIL - 0.8%
Marten Transport	81,941	1,663,402

Total (Cost $26,649,791)		40,292,440

INFORMATION TECHNOLOGY – 17.9%
COMMUNICATIONS EQUIPMENT - 1.0%
†Applied Optoelectronics [1,3]	18,300	692,106
Digi International [1]	39,600	378,180
EMCORE Corporation [1]	134,300	866,235

		1,936,521

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.0%
CUI Global [1]	298,762	821,596
ePlus [1]	14,692	1,104,838
Fabrinet [1]	32,069	920,380
Mesa Laboratories	8,800	1,093,840
Neonode [1]	545,218	405,152
Novanta [1]	25,900	1,295,000
Orbotech [1]	28,600	1,436,864
PC Connection	62,900	1,648,609
Rogers Corporation [1]	9,300	1,505,856
Vishay Precision Group [1]	62,300	1,566,845

		11,798,980

INTERNET SOFTWARE & SERVICES - 0.7%
QuinStreet [1]	167,300	1,401,974

IT SERVICES - 1.1%
Cass Information Systems	23,540	1,370,263
Computer Task Group [1]	171,142	872,824

		2,243,087

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.4%
Brooks Automation	41,000	977,850
†Everspin Technologies [1,3]	80,900	606,750
Nanometrics [1]	56,700	1,412,964
NeoPhotonics Corporation [1]	197,300	1,298,234
PDF Solutions [1,3]	58,800	923,160
Photronics [1]	149,000	1,270,225
Rudolph Technologies [1]	53,993	1,290,433
Silicon Motion Technology ADR	29,100	1,541,136
Ultra Clean Holdings [1]	60,600	1,399,254

		10,720,006

SOFTWARE - 2.9%
Attunity [1]	188,500	1,315,730
Computer Modelling Group	133,000	1,015,752
QAD Cl. A	55,500	2,156,175
SeaChange International [1]	293,700	1,154,241

		5,641,898

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Intevac [1]	80,600	552,110
Super Micro Computer [1]	45,511	952,317

		1,504,427

Total (Cost $28,754,893)		35,246,893

MATERIALS – 4.7%
CHEMICALS - 1.9%
FutureFuel Corporation	71,200	1,003,208
Quaker Chemical	7,588	1,144,195
Trecora Resources [1]	113,800	1,536,300

		3,683,703

CONSTRUCTION MATERIALS - 0.8%
U.S. Concrete [1]	18,700	1,564,255

METALS & MINING - 2.0%
Alamos Gold Cl. A	111,492	726,428
Haynes International	43,070	1,380,393
McEwen Mining	221,296	504,555
Schnitzer Steel Industries Cl. A	38,800	1,299,800

		3,911,176

Total (Cost $6,791,789)		9,159,134

REAL ESTATE – 2.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
Community Healthcare Trust	56,800	1,596,080

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
FRP Holdings [1]	23,440	1,037,220
Marcus & Millichap [1]	47,800	1,558,758

		2,595,978

Total (Cost $3,202,584)		4,192,058

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2017 Annual Report to Shareholders | 9

December 31, 2017

Schedule of Investments

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ORBCOMM [1]	125,300	$1,275,554

Total (Cost $801,911)		1,275,554

MISCELLANEOUS[4] – 4.7%

Total (Cost $9,291,190)		9,340,436

TOTAL COMMON STOCKS

(Cost $143,476,543)		180,216,214

REPURCHASE AGREEMENT – 8.2%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$16,199,360 (collateralized by obligations of various U.S. Government Agencies, 0.875%
due 5/15/19, valued at $16,523,585)

(Cost $16,199,000)		16,199,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		5,218,472

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $5,218,472)		5,218,472

TOTAL INVESTMENTS – 102.5%

(Cost $164,894,015)		201,633,686

LIABILITIES LESS CASH AND OTHER ASSETS – (2.5)%		(4,910,219)

NET ASSETS – 100.0%		$196,723,467

†	New additions in 2017.
[1]	Non-income producing.
[2]
Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[3]	All or a portion of these securities were on loan at December 31, 2017.
[4]	Includes securities first acquired in 2017 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2017, market value.

10 | Royce Capital Fund 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2017 Annual Report to Shareholders | 11

MANAGER’S DISCUSSION (UNAUDITED)
Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE
In a challenging year for value stocks, Royce Capital Fund–Small-Cap Portfolio rose 5.4%, trailing the 14.6% advance for its small-cap benchmark, the Russell 2000 Index. This was a disappointing result, even in a year when our contrarian value approach was decidedly out of favor and investors showed a marked preference for growth stocks and companies without earnings. There was, however, a potentially very significant reversal in the year’s fourth quarter: small-cap companies with earnings enjoyed higher returns than those without. It remains an open question, of course, if this was a temporary shift or a sign of a more discerning environment.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s nine equity sectors made positive contributions to performance in 2017. Industrials and Financials made the largest positive impacts, followed by Information Technology, while Consumer Discretionary, Energy, and Consumer Staples detracted. Four industries made outsized contributions to calendar-year performance—capital markets (Financials), professional services, machinery (both in Industrials), and thrifts & mortgage finance (Financials)—while the biggest detractors were specialty retail (Consumer Discretionary), which led by a wide margin, energy equipment & services (Energy), technology hardware, storage & peripherals (Information Technology), and food & staples retailing (Consumer Staples).
Relative to the benchmark, 2017 performance was hurt most by ineffective stock selection in Consumer Discretionary, where the specialty retail group had the biggest negative impact. Similar issues with stock selection affected Information Technology, where holdings in the electronic equipment, instruments & components underperformed. In addition, the portfolio’s limited exposure to Health Care had an adverse effect as the Fund had no holdings in growth stalwarts biotechnology, a leading industry in the small-cap index in 2017. Helping relative results most in 2017 was savvy stock selection in Financials, with strength again coming from capital markets and thrifts & mortgage finance, as well as from insurance. The Fund’s underweight in Real Estate—and a strong result from Marcus & Millichap, which provides investment brokerage and financing services for commercial real estate—were additional positives versus the benchmark, as were our overweight and effective stock picking in Industrials.
The Fund’s top contributor in 2017 was kitchen cabinet and vanity manufacturer American Woodmark. Its stock was doing well before the early December announcement that it was acquiring RSI Home Products, a profitable manufacturer of kitchen and bath cabinetry and home storage products. The market quickly decided that this was an accretive purchase, which sent its shares climbing even higher. Genworth MI Canada provides private residential mortgage insurance north of the border. Its shares benefited from losses that came in well below expectations and related overall business strength. Moelis & Company, an investment bank specializing in mergers & acquisitions, had robust business through much of the year. Executive search specialist Korn/Ferry International drew benefits from the acceleration of its recruitment business and the successful integration of its acquisition of Hay Group.
We parted ways with each of the portfolio’s top-five detractors, four of which came from the specialty retail industry. Hibbett Sports, Genesco, The Cato Corporation, and Kirkland’s all face ongoing struggles with the secular shift in consumer spending and shopping habits, along with the ensuing margin contraction, that have been created to a large degree by the omnipresence of Amazon. Matrix Service is a contractor to the energy, power, and industrial markets that had to deal with ongoing delays in new project awards and starts, depressed maintenance spending, and increased cost estimates on an electrical infrastructure project, a long string of disappointments that exhausted our patience.

Top Contributors to Performance
For 2017 (%)[1]

American Woodmark	1.12

Genworth MI Canada	1.08

Moelis & Company Cl. A	0.86

Korn/Ferry International	0.79

Vishay Intertechnology	0.66

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

Matrix Service	-1.22

Hibbett Sports	-0.94

Genesco	-0.67

Cato Corporation (The) Cl. A	-0.60

Kirkland’s	-0.54

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Valuations continue to run higher than we think is healthy. Over the last two years, much has gone right for stocks versus a near-absence of bad news or negative developments. Equities are now enjoying a growing economy, and, while rates are rising, they are rising slowly and remain at the far low end of their historical range. The recent tax bill provides more good news. As contrarians, we wonder what happens if something goes wrong. What happens if growth stumbles, the yield curve inverts, and/or the deficit balloons? The market has been in a ‘risk-on, can’t lose’ mode for so long, we think investors would have trouble adjusting to new adversities, creating the possibility of a downdraft. So we remain cautious and have chosen to hold companies where operating risk appears low and fundamentals look strong, which helps to compensate for their high valuations, especially given that most of the stocks that screen for low valuation look cheap for very good reasons and thus do not appeal to us. Some exceptions to this include a few small-cap airlines and furniture makers, as well as individual situations in restaurants and insurance.

12 | Royce Capital Fund 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)

RCS	9.95	5.38	3.98	9.36	7.28	10.33	10.35	10.70

Annual Operating Expenses: 1.09%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/17

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 74% of all 10-year periods; 67% of all 5-year periods; and 51% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	89/121	74%	9.1	6.7

5-year	122/181	67%	10.5	8.2

1-year	116/229	51%	11.7	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 28 for additional information.

Value of $10,000
Invested on 12/27/96 as of 12/31/17 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

Spirit Airlines	2.7

Genworth MI Canada	2.6

Wabash National	2.3

Insight Enterprises	2.3

Vishay Intertechnology	2.3

Celestica	2.2

PC Connection	2.1

Fabrinet	2.0

Federated Investors Cl. B	2.0

Gentex Corporation	1.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.2

Information Technology	23.2

Financials	20.2

Consumer Discretionary	13.6

Energy	2.7

Consumer Staples	1.8

Health Care	1.7

Real Estate	1.5

Utilities	1.3

Miscellaneous	1.9

Cash and Cash Equivalents	7.9

Calendar Year Total Returns (%)

YEAR	RCS

2017	5.4

2016	21.0

2015	-11.8

2014	3.2

2013	34.8

2012	12.5

2011	-3.3

2010	20.5

2009	35.2

2008	-27.2

2007	-2.1

2006	15.6

2005	8.6

2004	25.0

2003	41.1

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	78	75

From 12/31/96 (Start of Fund’s First Full Quarter)	94	75

Portfolio Diagnostics

Fund Net Assets	$492 million

Number of Holdings	74

2017 Annual Turnover Rate	91%

Average Market Capitalization[1]	$1,372 million

Weighted Average P/E Ratio[2,3]	16.9x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	80.3%

Non-U.S. Investments (% of Net Assets)	11.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Small-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2017 Annual Report to Shareholders | 13

Schedule of Investments

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 92.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.6%
AUTO COMPONENTS - 3.2%
Gentex Corporation	426,716	$8,939,700
†Stoneridge [1]	300,563	6,870,870

		15,810,570

AUTOMOBILES - 0.8%
Thor Industries	26,600	4,009,152

HOUSEHOLD DURABLES - 2.2%
Flexsteel Industries	101,974	4,770,344
†La-Z-Boy	199,400	6,221,280

		10,991,624

MEDIA - 1.6%
Saga Communications Cl. A	195,094	7,891,552

SPECIALTY RETAIL - 4.7%
American Eagle Outfitters	445,865	8,382,262
DSW Cl. A	361,493	7,739,565
Shoe Carnival	263,121	7,038,487

		23,160,314

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Steven Madden [1]	109,171	5,098,286

Total (Cost $54,449,189)		66,961,498

CONSUMER STAPLES – 1.8%
FOOD & STAPLES RETAILING - 1.8%
Village Super Market Cl. A	377,579	8,657,886

Total (Cost $10,809,467)		8,657,886

ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 2.7%
Helmerich & Payne	82,700	5,345,728
Unit Corporation [1]	372,713	8,199,686

Total (Cost $11,728,429)		13,545,414

FINANCIALS – 20.2%
BANKS - 8.4%
Ames National	131,080	3,650,578
Camden National	166,473	7,013,507
City Holding Company	68,067	4,592,480
CNB Financial	173,726	4,558,570
Codorus Valley Bancorp	51,201	1,409,564
Landmark Bancorp	30,390	881,310
MidWestOne Financial Group	211,435	7,089,416
National Bankshares	128,235	5,828,281
Northrim BanCorp	134,850	4,564,672
Unity Bancorp	93,982	1,856,145

		41,444,523

CAPITAL MARKETS - 4.4%
Federated Investors Cl. B	270,786	9,769,959
Houlihan Lokey Cl. A	106,069	4,818,715
Moelis & Company Cl. A	148,020	7,178,970

		21,767,644

INSURANCE - 2.6%
†James River Group Holdings	177,040	7,083,370
Reinsurance Group of America	37,236	5,806,210

		12,889,580

THRIFTS & MORTGAGE FINANCE - 4.8%
Genworth MI Canada	365,650	12,653,759
Southern Missouri Bancorp	35,700	1,341,963
Timberland Bancorp	74,700	1,983,285
TrustCo Bank Corp. NY	790,102	7,268,938

		23,247,945

Total (Cost $70,387,595)		99,349,692

HEALTH CARE – 1.7%
HEALTH CARE PROVIDERS & SERVICES - 1.7%
AMN Healthcare Services [1,2]	100,164	4,933,077
Ensign Group (The)	153,620	3,410,364

Total (Cost $7,183,536)		8,343,441

INDUSTRIALS – 24.2%
AIRLINES - 5.7%
†Allegiant Travel	43,500	6,731,625
†Hawaiian Holdings	195,255	7,780,912
Spirit Airlines [1,2]	295,753	13,264,522

		27,777,059

BUILDING PRODUCTS - 2.5%
American Woodmark [1]	38,041	4,954,840
Apogee Enterprises	163,871	7,493,821

		12,448,661

COMMERCIAL SERVICES & SUPPLIES - 3.2%
†Herman Miller	188,753	7,559,558
Kimball International Cl. B	444,047	8,290,357

		15,849,915

CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	70,669	3,084,702

ELECTRICAL EQUIPMENT - 1.5%
†EnerSys	104,700	7,290,261

MACHINERY - 4.8%
Alamo Group	24,742	2,792,629
Federal Signal	128,145	2,574,433
Miller Industries	273,392	7,053,514
Wabash National	520,198	11,288,297

		23,708,873

PROFESSIONAL SERVICES - 4.4%
Heidrick & Struggles International	290,728	7,137,372
Korn/Ferry International	117,672	4,869,267
Robert Half International	87,900	4,881,966
TrueBlue [1]	173,271	4,764,953

		21,653,558

ROAD & RAIL - 1.5%
Old Dominion Freight Line	18,904	2,486,821
Saia [1]	42,861	3,032,416
Werner Enterprises	47,961	1,853,693

		7,372,930

Total (Cost $95,030,589)		119,185,959

INFORMATION TECHNOLOGY – 23.2%
COMMUNICATIONS EQUIPMENT - 1.0%
NETGEAR [1]	82,071	4,821,671

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 16.2%
Benchmark Electronics [1]	251,535	7,319,669
†Celestica [1]	1,015,013	10,637,336
Fabrinet [1]	347,460	9,972,102
Insight Enterprises [1]	293,378	11,233,444
Methode Electronics	181,346	7,271,975
†Orbotech [1]	89,527	4,497,836
PC Connection	400,077	10,486,018

14 | Royce Capital Fund 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
†Sanmina Corporation [1]	224,636	$7,412,988
Vishay Intertechnology	533,899	11,078,404

		79,909,772

IT SERVICES - 1.0%
Convergys Corporation	218,100	5,125,350

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
†Kulicke & Soffa Industries [1]	360,026	8,761,233
MKS Instruments	39,991	3,779,149
†Silicon Motion Technology ADR	93,000	4,925,280

		17,465,662

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.4%
Super Micro Computer [1]	330,438	6,914,415

Total (Cost $107,911,139)		114,236,870

REAL ESTATE – 1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
†Marcus & Millichap [1]	228,903	7,464,527

Total (Cost $5,896,746)		7,464,527

UTILITIES – 1.3%
GAS UTILITIES - 1.3%
Star Group L.P.	577,306	6,206,040
Total (Cost $5,851,832)		6,206,040

MISCELLANEOUS[3] – 1.9%

Total (Cost $7,719,962)		9,555,321

TOTAL COMMON STOCKS

(Cost $376,968,484)		453,506,648

REPURCHASE AGREEMENT– 8.3%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$40,799,907 (collateralized by obligations of various U.S. Government Agencies, 0.875%-
3.125% due 5/15/19-6/14/19, valued at $41,616,444)

(Cost $40,799,000)		40,799,000

TOTAL INVESTMENTS – 100.4%

(Cost $417,767,484)		494,305,648

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(2,136,538)

NET ASSETS – 100.0%		$492,169,110

†	New additions in 2017.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2017.
[3]	Includes securities first acquired in 2017 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2017, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2017 Annual Report to Shareholders | 15

Statements of Assets and Liabilities	December 31, 2017

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)[1]	$185,434,686	$453,506,648

Repurchase agreements (at cost and value)	16,199,000	40,799,000

Cash and foreign currency	681	814

Receivable for investments sold	455,058	1,008,998

Receivable for capital shares sold	43,862	12,097

Receivable for dividends and interest	120,016	546,232

Prepaid expenses and other assets	1,002	2,474

Total Assets	202,254,305	495,876,263

LIABILITIES:
Payable for collateral on loaned securities	5,218,472	–

Payable for investments purchased	–	2,999,649

Payable for capital shares redeemed	16,725	114,388

Payable for investment advisory fees	208,576	418,522

Payable for trustees’ fees	10,012	22,527

Accrued expenses	77,053	152,067

Total Liabilities	5,530,838	3,707,153

Net Assets	$196,723,467	$492,169,110

ANALYSIS OF NET ASSETS:
Paid-in capital	$152,591,230	$411,183,206

Undistributed net investment income (loss)	37,944	1,858,071

Accumulated net realized gain (loss) on investments and foreign currency	7,353,260	2,589,669

Net unrealized appreciation (depreciation) on investments and foreign currency	36,741,033	76,538,164

Net Assets	$196,723,467	$492,169,110

Investment Class	$164,656,277	$228,619,652

Service Class	32,067,190	263,549,458

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	15,854,037	26,054,188

Service Class	3,139,661	30,809,446

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)

Investment Class	$10.39	$8.77

Service Class	10.21	8.55

Investments at identified cost	$148,695,015	$376,968,484

Market value of loaned securities	9,141,086	5,931,112

1 See Notes to Financial Statements for additional collateral on loaned securities.

16 | Royce Capital Fund 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$(507,803)	$15,522	$1,986,132	$4,124,873

Net realized gain (loss) on investments and foreign currency	8,353,077	32,162,000	7,868,418	(4,803,979)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,752,552	13,570,877	2,459,022	78,278,510

Net increase (decrease) in net assets from investment operations	9,597,826	45,748,399	12,313,572	77,599,404

DISTRIBUTIONS:
Net investment income
Investment Class	(1,090,893)	(1,144,126)	(2,075,505)	(4,086,843)

Service Class	(170,672)	(167,235)	(2,047,296)	(4,042,053)

Net realized gain on investments and foreign currency
Investment Class	(17,091,597)	–	–	(40,400,378)

Service Class	(3,298,738)	–	–	(44,252,113)

Total distributions	(21,651,900)	(1,311,361)	(4,122,801)	(92,781,387)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold

Investment Class	19,985,987	18,187,205	27,113,319	42,916,854

Service Class	8,994,660	18,094,042	193,204,040	288,890,285

Distributions reinvested

Investment Class	18,182,489	1,144,126	2,075,505	44,487,221

Service Class	3,469,410	167,235	2,047,296	48,294,166

Value of shares redeemed

Investment Class	(41,333,398)	(251,709,844)	(57,799,564)	(205,107,623)

Service Class	(12,640,986)	(12,119,604)	(198,351,118)	(173,153,015)

Net increase (decrease) in net assets from capital share transactions	(3,341,838)	(226,236,840)	(31,710,522)	46,327,888

Net Increase (Decrease) in Net Assets	(15,395,912)	(181,799,802)	(23,519,751)	31,145,905

NET ASSETS:

Beginning of year	212,119,379	393,919,181	515,688,861	484,542,956

End of year	$196,723,467	$212,119,379	$492,169,110	$515,688,861

Undistributed Net Investment Income (Loss) at End of Year	$37,944	$916,545	$1,858,071	$4,121,602

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2017 Annual Report to Shareholders | 17

Statements of Operations	Year Ended December 31, 2017

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
INCOME:
Dividends	$2,070,395	$7,576,961

Foreign withholding tax	(44,106)	(85,177)

Interest	13,973	48,632

Securities lending	283,109	11,339

Total income	2,323,371	7,551,755

EXPENSES:
Investment advisory fees	2,499,892	4,550,009

Distribution fees	79,354	569,605

Shareholder reports	66,044	88,130

Administrative and office facilities	56,250	127,157

Audit	50,382	32,140

Trustees’ fees	37,578	87,925

Custody	26,555	55,408

Shareholder servicing	13,782	13,578

Legal	5,653	11,877

Other expenses	13,434	29,841

Total expenses	2,848,924	5,565,670

Compensating balance credits	(94)	(47)

Expenses reimbursed by investment adviser	(17,656)	–

Net expenses	2,831,174	5,565,623

Net investment income (loss)	(507,803)	1,986,132

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	8,360,043	7,846,271

Foreign currency transactions	(6,966)	22,147

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	1,739,224	2,458,940

Other assets and liabilities denominated in foreign currency	13,328	82

Net realized and unrealized gain (loss) on investments and foreign currency	10,105,629	10,327,440

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$9,597,826	$12,313,572

18 | Royce Capital Fund 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expense to Average Net Assets			Ratio of Net

			Net Realized and		Distributions	Distributions from								Investment
	Net Asset Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Micro-Cap Portfolio–Investment Class
2017	$11.11	$(0.02)	$0.58	$0.56	$(0.08)	$(1.20)	$(1.28)	$10.39	5.29%	$164,656	1.38%	1.38%	1.38%	(0.22)%	30%

2016	9.34	0.03	1.81	1.84	(0.07)	–	(0.07)	11.11	19.71	177,444	1.36	1.36	1.36	0.02	57

2015	11.37	0.03	(1.45)	(1.42)	–	(0.61)	(0.61)	9.34	(12.46)	369,991	1.32	1.32	1.32	0.27	51

2014	12.83	(0.04)	(0.44)	(0.48)	–	(0.98)	(0.98)	11.37	(3.58)	485,434	1.30	1.30	1.30	(0.32)	25

2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30

Micro-Cap Portfolio–Service Class
2017	$10.93	$(0.04)	$0.57	$0.53	$(0.06)	$(1.19)	$(1.25)	$10.21	5.02%	$32,067	1.64%	1.64%	1.58%	(0.43)%	30%

2016	9.20	(0.02)	1.80	1.78	(0.05)	–	(0.05)	10.93	19.37	34,675	1.65	1.65	1.58	(0.15)	57

2015	11.23	0.00	(1.42)	(1.42)	–	(0.61)	(0.61)	9.20	(12.61)	23,928	1.60	1.60	1.56	0.01	51

2014	12.72	(0.07)	(0.44)	(0.51)	–	(0.98)	(0.98)	11.23	(3.84)	27,362	1.57	1.57	1.57	(0.60)	25

2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30

Small-Cap Portfolio–Investment Class
2017	$8.41	$0.05	$0.39	$0.44	$(0.08)	$–	$(0.08)	$8.77	5.26%	$228,620	1.11%	1.11%	1.11%	0.55%	91%

2016	8.43	0.13	1.66	1.79	(0.17)	(1.64)	(1.81)	8.41	20.96	248,244	1.09	1.09	1.09	0.89	78

2015	12.65	0.17	(1.66)	(1.49)	(0.09)	(2.64)	(2.73)	8.43	(11.80)	356,258	1.06	1.06	1.06	1.26	59

2014	13.92	0.06	0.35	0.41	(0.02)	(1.66)	(1.68)	12.65	3.24	577,222	1.05	1.05	1.05	0.44	36

2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43

Small-Cap Portfolio–Service Class
2017	$8.20	$0.02	$0.40	$0.42	$(0.07)	$–	$(0.07)	$8.55	5.10%	$263,549	1.34%	1.34%	1.34%	0.32%	91%

2016	8.27	0.03	1.69	1.72	(0.15)	(1.64)	(1.79)	8.20	20.53	267,445	1.34	1.34	1.34	0.69	78

2015	12.44	0.13	(1.62)	(1.49)	(0.04)	(2.64)	(2.68)	8.27	(11.97)	128,285	1.31	1.31	1.31	1.00	59

2014	13.74	0.03	0.33	0.36	–	(1.66)	(1.66)	12.44	2.92	218,175	1.30	1.30	1.30	0.21	36

2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2017 Annual Report to Shareholders | 19

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2017. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Micro-Cap Portfolio
Common Stocks	$175,802,220	$4,023,394	$390,600	$180,216,214

Cash Equivalents	5,218,472	16,199,000	–	21,417,472

20 | Royce Capital Fund 2017 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Small-Cap Portfolio
Common Stocks	$453,506,648	$–	$–	$453,506,648

Cash Equivalents	–	40,799,000	–	40,799,000

Level 3 Reconciliation:
	BALANCE AS OF 12/31/16	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/17

Micro-Cap Portfolio

Common Stocks	$438,083	$0	$937	$(1,153)	$(45,393)	$390,600

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Micro-Cap Portfolio

Common Stocks	$390,600	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2017 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian, as well as non-cash collateral which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The market value of non-cash collateral held by the Funds at December 31, 2017 was $4,332,682 for Micro-Cap Portfolio and $6,113,702 for Small-Cap Portfolio.

Royce Capital Fund 2017 Annual Report to Shareholders | 21

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):
The following table presents by financial instrument, a Fund’s assets and liabilities net of related collateral held by the Fund at December 31, 2017:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT

Micro-Cap Portfolio

Collateral on Loaned Securities/Securities on Loan	$5,218,472	$(4,984,915)	$233,557

[1] Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 12, 2018. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2017.

Capital Share Transactions (in shares):
	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

Micro-Cap Portfolio
Investment Class	1,796,718	1,865,202	1,782,597	102,982	(3,703,922)	(25,588,782)	(124,607)	(23,620,598)

Service Class	802,872	1,916,338	345,903	15,286	(1,182,366)	(1,359,972)	(33,591)	571,652

Small-Cap Portfolio
Investment Class	3,308,390	4,875,970	242,182	5,233,791	(7,022,710)	(22,853,406)	(3,472,138)	(12,743,645)

Service Class	23,847,980	31,834,198	245,185	5,818,574	(25,883,175)	(20,571,720)	(1,790,010)	17,081,052

22 | Royce Capital Fund 2017 Annual Report to Shareholders

Investment Adviser and Distributor:

INVESTMENT ADVISER:
Under the Trust’s investment advisory agreement with Royce, Royce is entitled to receive investment advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive fees and/or reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratio to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2018. For the year ended December 31, 2017, Micro-Cap Portfolio recorded advisory fees of $2,499,892 and Small-Cap Portfolio recorded advisory fees of $4,550,009.

DISTRIBUTOR:
Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2017, Micro-Cap Portfolio-Service Class recorded net distribution fees of $79,354 and Small-Cap Portfolio-Service Class recorded net distribution fees of $569,605.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2017, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Micro-Cap Portfolio	$56,000,680	$75,023,854

Small-Cap Portfolio	372,937,374	383,292,978

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2017, were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Micro-Cap Portfolio	$69,336	$148,570	$(11,346)

Small-Cap Portfolio	–	–	–

Class Specific Expenses:
Class specific expenses were as follows for the year ended December 31, 2017:

						CLASS LEVEL
						EXPENSES
						REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER	TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	BALANCE CREDITS	TOTAL	ADVISER

Micro-Cap Portfolio – Investment Class	$–	$7,352	$59,717	$(39)	$67,030	$–

Micro-Cap Portfolio – Service Class	79,354	6,430	6,327	(14)	92,097	17,656

	79,354	13,782	66,044	(53)		17,656

Small-Cap Portfolio – Investment Class	–	7,083	59,883	(34)	66,932	–

Small-Cap Portfolio – Service Class	569,605	6,495	28,247	(13)	604,334	–

	569,605	13,578	88,130	(47)		–

TAX INFORMATION:
At December 31, 2017, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Micro-Cap Portfolio	$164,959,355	$36,674,331	$51,834,795	$15,160,464

Small-Cap Portfolio	419,101,612	75,204,036	86,074,915	10,870,879

The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts and publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2017 and 2016, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2017	2016	2017	2016

Micro-Cap Portfolio	$1,261,565	$1,311,361	$20,390,335	$–

Small-Cap Portfolio	4,122,801	8,129,162	–	84,652,225

Royce Capital Fund 2017 Annual Report to Shareholders | 23

Notes to Financial Statements (continued)

TAX INFORMATION (continued):
The tax basis components of distributable earnings at December 31, 2017, were as follows:

			NET UNREALIZED		CAPITAL LOSS
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	APPRECIATION (DEPRECIATION)[1]	TOTAL DISTRIBUTABLE EARNINGS	CARRYFORWARD UTILIZED

Micro-Cap Portfolio	$569,555	$6,886,991	$36,675,691	$44,132,237	$–

Small-Cap Portfolio	1,858,073	3,923,796	75,204,035	80,985,904	2,502,612

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts and publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2017, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, foreign currency transactions, investments in Real Estate Investment Trusts and publicly traded partnerships, dividend redesignations and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID-IN
	INCOME (LOSS)	GAIN (LOSS)	CAPITAL

Micro-Cap Portfolio	$ 890,767	$ (890,768)	$ 1

Small-Cap Portfolio	(126,861)	126,861	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2014 – 2017) and has concluded that as of December 31, 2017, no provision for income tax is required in the Funds’ financial statements.

24 | Royce Capital Fund 2017 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and Shareholders of Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio (constituting Royce Capital Fund hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Baltimore, MD
February 15, 2018

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not determined the specific year we began serving as auditor.

Royce Capital Fund 2017 Annual Report to Shareholders | 25

Understanding Your Fund’s Expenses (unaudited)

      As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire six-month period ended December 31, 2017. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
      The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2017 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
      The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account	Expenses Paid During	Beginning Account	Ending Account	Expenses Paid During	Annualized Expense
	Value 7/1/17	Value 12/31/17	the Period[1]	Value 7/1/17	Value 12/31/17	the Period[1]	Ratio[2]

Investment Class
Micro-Cap Portfolio	$1,000.00	$1,035.16	$6.98	$1,000.00	$1,018.35	$6.92	1.36%

Small-Cap Portfolio	1,000.00	1,098.27	5.82	1,000.00	1,019.66	5.60	1.10%

Service Class
Micro-Cap Portfolio	1,000.00	1,033.16	8.10	1,000.00	1,017.24	8.03	1.58%

Small-Cap Portfolio	1,000.00	1,096.46	7.08	1,000.00	1,018.45	6.82	1.34%

[1]
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information
      In January 2018, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2017.

2017 Supplemental Tax Information:

	%	% U.S. GOVT	% INCOME QUALIFYING	LONG-TERM CAPITAL GAIN DISTRIBUTION
FUND	QDI	INCOME	FOR DRD	MAXIMUM ALLOWABLE (000’s)

Micro-Cap Portfolio	100.00%	N/A	100.00%	$ 20,390

Small-Cap Portfolio	100.00%	N/A	100.00%	–

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

26 | Royce Capital Fund 2017 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 52 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 69 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 56 | Number of Funds Overseen: 22 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 75 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 72 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 59 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 50 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 55 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 51 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 50 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 58 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2017 Annual Report to Shareholders | 27

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2017, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2017 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
   All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.
   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied overtime. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.
   Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and a Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N–Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

28 | Royce Capital Fund 2017 Annual Report to Shareholders

About The Royce Funds

Unparalleled Knowledge + Experience Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	Contact Us
Unwavering Commitment Our team of 17 portfolio managers have significant personal investments in the strategies they manage.	GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2017 - $42,021

Year ended December 31, 2016 - $45,140

(b)	Audit-Related Fees:

Year ended December 31, 2017 - $0

Year ended December 31, 2016 - $0

(c)	Tax Fees:

Year ended December 31, 2017 - $19,000 – Preparation of tax returns and excise tax review

Year ended December 31, 2016 - $17,950 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2017 - $0

Year ended December 31, 2016 - $0

(e)(1)  Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)  Not Applicable

(f)   Not Applicable

(g)  Year ended December 31, 2017 - $19,000

   Year ended December 31, 2016 - $17,950

(h)  No such services were rendered during 2017 or 2016.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 28, 2018	Date: February 28, 2018